UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2012

AMERISAFE, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	001-12251	75-2069407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Highway 190 West DeRidder, Louisiana		70634
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (337) 463-9052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 22, 2012, the Board of Directors of Amerisafe, Inc., (the “Company”) approved restated employment agreements with each of C. Allen Bradley, Jr., Geoffrey R. Banta, G. Janelle Frost, Brendan Gau and Craig P. Leach. The restated employment agreements amend the executive officers’ existing employment agreements to (1) clarify that any severance benefits payable under the agreements do not include payments with respect to any long-term incentive award, and (2) to conform the definitions of “Company Termination for Cause” and “Employee Termination for Good Cause” among the employment agreements and other Company benefit plans. The existing employment agreements are more fully described under the caption “Executive Compensation – Employment and Separation Agreements” in the Company’s Proxy Statement filed with the Commission on April 27, 2011, which description is incorporated by reference herein.

The foregoing summary description of the changes to the existing employment agreement is qualified in its entirety by reference to the full text of the restated employment agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and C. Allen Bradley, Jr.

10.2	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and Geoffrey R. Banta.

10.3	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and G. Janelle Frost.

10.4	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and Brendan Gau.

10.5	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and Craig P. Leach.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.

By:	/s/ G. Janelle Frost
G. Janelle Frost
Executive Vice President and Chief Financial Officer

Date: March 28, 2012

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and C. Allen Bradley, Jr.

10.2	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and Geoffrey R. Banta.

10.3	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and G. Janelle Frost.

10.4	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and Brendan Gau.

10.5	Amended and Restated Employment Agreement, dated March 22, 2012 between the Company and Craig P. Leach.